Filed pursuant to Rule 497(e)

under the Securities Act of 1933, as amended

Registration File No.: 333-200831

BAILLIE GIFFORD FUNDS

The Emerging Markets Fund (the “Fund”)

Supplement dated October 30, 2019 to the Prospectuses and the Statement of Additional

Information (“SAI”), each dated April 30, 2019

Effective on or about April 30, 2020, Richard Sneller is expected to retire from the Manager and cease to serve as Portfolio Manager for the Fund. The Prospectuses and the SAI relating to the Fund are revised as of that date to remove all references to Richard Sneller as a Portfolio Manager.

Effective immediately, Ewan Markson-Brown will become a Portfolio Manager for the Fund. Therefore, effective immediately the Prospectuses and the SAI are revised as follows:

1.      The section titled “Management” under “Fund Summaries” in each of the Prospectuses for The Emerging Markets Fund is restated in its entirety as follows:

Management

Investment Manager

Baillie Gifford Overseas Limited

Portfolio Managers

Name	Title	Year commenced Service with the Fund
Mike Gush	Portfolio Manager	2005
Richard Sneller	Portfolio Manager	2003
Andrew Stobart	Portfolio Manager	2007
Ewan Markson-Brown	Portfolio Manager	2019

2. The section titled “The Emerging Markets Fund” under “Investment Teams” in each of the Prospectuses is revised to add the following table:

Education	Investment Experience
Ewan Markson-Brown MA in Politics, Philosophy and Economics (2000) Oxford University

Joined Baillie Gifford in 2013. Mr. Markson-Brown was previously a Senior Vice President in emerging markets at PIMCO and worked at Newton for five years, including a period as lead portfolio manager on an Asian Pacific equity strategy. He also previously worked Merrill Lynch Investment Managers as a portfolio manager in the Asia-Pacific region for six years.  Since its inception in 2016, Mr. Markson-Brown is also a Portfolio Manager for The Asia Ex Japan Fund.

3. The section titled “The Emerging Markets Fund” under “Other Accounts” in the SAI is revised to add the following table:

The information is provided as of September 30, 2019:

Filed pursuant to Rule 497(e)

under the Securities Act of 1933, as amended

Registration File No.: 333-200831

Total Accounts	Total Assets in Accounts (US$m)	Where advisory fee is based on account performance:
		Accounts	Assets in Accounts (US$m)

The Emerging Markets Fund

Ewan Markson-Brown
Registered Investment Companies	1	162	1	162
Other Pooled Investment Vehicles	8	3,614	1	31
Other Accounts	15	11,514	1	3,467
Ownership of Securities - As of September 30, 2019, Mr. Markson-Brown did not beneficially own any shares of The Emerging Markets Fund.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE